Exhibit 99.1
Entertainment Properties Trust Announces Amended and Restated Credit Facility
Kansas City, MO, June 30, 2009 — Entertainment Properties Trust (NYSE:EPR) (the “Company”) today announced the closing of an amended and restated $215 million revolving credit facility to replace the existing revolving credit facility that was set to mature in January, 2010.
Commenting on the transaction, Chief Executive Officer, David Brain said, “We are pleased to announce our amended and restated $215 million credit facility, executed with attractive terms in a very difficult commercial real estate finance market. This facility speaks to our bank groups’ confidence in the Company, the quality of our assets and the strength of the movie exhibition business, our primary tenant industry.”
The amended and restated facility is priced at LIBOR plus 3.5% with a 2.0% LIBOR floor and matures in October 2011, with an option to extend the maturity date to October 2012. The new terms also include an accordion feature to increase the facility by $85 million. The balance drawn on the amended and restated facility at closing was $116 million.
Mark Peterson, the Company’s Chief Financial Officer, commenting on the transaction, said, “This facility fortifies our already strong balance sheet and further enhances our liquidity as we have only $56 million of consolidated debt maturities prior to 2012 when we take into account our extension options. The terms of this new agreement also enhance the Company’s ability to take advantage of attractive real estate acquisition opportunities.”
KeyBanc Capital Markets, JP Morgan Securities, Inc. and RBC Capital Markets served as joint lead arrangers and book managers for the facility. Keybank National Association served as administrative agent, and JP Morgan Chase Bank, N.A. and RBC Capital Markets served as syndication agents for the facility.
About Entertainment Properties Trust
Entertainment Properties Trust (NYSE:EPR) is a real estate investment trust (REIT) that develops, owns, leases, and finances properties for consumer-preferred, high-quality businesses. EPR’s investments are guided by a focus on inflection opportunities that are associated with or support enduring uses, excellent executions, attractive economics, and an advantageous market position. Our total assets exceed $2.6 billion and include megaplex movie theatres and entertainment retail centers, as well as other destination recreational and specialty investments. Further information is available at www.eprkc.com or from Jon Weis at 888-EPR-REIT or info@eprkc.com.
CAUTIONARY STATEMENT CONCERNING FORWARD LOOKING STATEMENTS
With the exception of historical information, certain statements contained or incorporated by reference herein constitute forward-looking statements as such term is defined in Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The forward-looking statements may refer to our financial condition, results of operations, plans, objectives, acquisition or disposition of properties, future expenditures for development projects, capital resources, future financial performance and business. Forward-looking statements are not guarantees of performance. They involve numerous risks, uncertainties and assumptions. Our future results, financial condition and business may differ materially from those expressed in these forward-looking statements. You can find many of these statements by looking for words such as “will be,” “continue,” “hope,” “goal,” “forecast,” “approximates,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans” “would,” “may” or other similar expressions contained or incorporated by reference herein. In addition, references to our budgeted amounts are forward looking statements. These forward-looking statements represent our intentions, plans, expectations and beliefs and are subject to numerous assumptions, risks and uncertainties. Many of the factors that will determine these items are beyond our ability to control or predict. For further discussion of these factors see “Item 1A. Risk Factors” in our most recent Annual Report on Form 10-K and, to the extent applicable, our Quarterly Reports on Form 10-Q.
For these statements, we claim the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on our forward-looking statements, which speak only as of the date hereof or the date of any document incorporated by reference herein. All subsequent written and oral forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this section. We do not undertake any obligation to release publicly any revisions to our forward-looking statements to reflect events or circumstances after the date hereof.